Exhibit 99.1

CitizensFirstBank.com
Citizens First Corporate Overview May16,2018

Forward-Looking Statements We may from time to time make written or oral statements, including statements contained in this presentation, which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may”, “expect”, “anticipate”, “intend”, “consider”, “plan”, “believe”, “seek”, “should”, “estimate”, and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should beconsidered subject to variousrisks and uncertainties. Such forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Such statements are made pursuant to “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should consider the areas of risk described Statements” and “Risk Factors” in our periodic reports under the headings “Forward-Looking filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our business generally. Except to the extent required by applicable law or regulations, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events. 2

Non-GAAP Financial Measures This presentation includes non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). Such non-GAAP financial measures include the tangible book value per share. The most comparable GAAP measure to this is book value per share. We use non-GAAP financial measures because we believe they are useful for evaluating our financial condition, operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. We also believe these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial condition and financial results, as well as comparison to financial results for prior periods. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that other companies may use. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included as an appendix to this presentation. 3

Company Overview Established February 1999 8 branches in four South Central KY counties and loan production office in Williamson Co TN Administrative headquarters in Bowling Green 96 full-time equivalent employees Located in one of the fastest growing areas in Kentucky and Tennessee • • • • • Company financials: federal tax legislation 2017 impacted by • 4

CZFC Geographic Footprint Rank Institution Deposits Mkt. Share 1 2 3 4 U.S. Bancorp BB&T Corporation South Central Bancshares of Kentucky, Inc. Franklin Bancorp, Inc. 514,050 500,245 437,551 385,342 13.3% 12.9% 11.3% 10.0% 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 First Breckinridge Bancshares, Inc. Porter Bancorp, Inc. Edmonton Bancshares, Inc. Independence Bancshares, Inc. PNC Financial Services Group, Inc. First Security, Inc. Service One Credit Union, Inc. FNB Financial Corp. Monticello Bankshares, Inc. Regions Financial Corporation JPMorgan Chase & Co. Edmonson Bancshares, Inc Morgantown Deposit Bancorp, Inc. Hartland Financial, Inc. Hancock Bancorp, Inc. Hart Bancshares, Inc. First Southern Bancorp, Inc. Community Bancorp of Kentucky, Inc. Peoples-Marion Bancorp, Inc. Woodforest Financial Group, Inc. 271,978 185,356 172,308 169,520 157,833 137,423 137,203 76,767 61,594 59,310 44,313 43,444 35,518 31,447 26,209 22,203 11,448 8,154 5,891 1,488 7.0% 4.8% 4.5% 4.4% 4.1% 3.6% 3.5% 2.0% 1.6% 1.5% 1.1% 1.1% 0.9% 0.8% 0.7% 0.6% 0.3% 0.2% 0.2% 0.0% 5 Source: FDIC Deposit Summary as of June 30, 2017. (1) Includes the counties of: Barren, Hart, Simpson, and Warren. Total For Institutions In Market 3,867,712 5 Citizens First Corporation 371,117 9.6% Deposit Market Share(1)

Competitive Landscape Market Share  Only community bank with headquarters in Warren Co., KY 24 bank competitors in core deposit market    Banking Industry 2017 Local Economy  Reduction in 2,000+ US commercial banks since 2009 to ~4,900 YE    Credit quality improved with little to no provision expense required Expansion of quality loan growth in core market    Interest Rate Environment  Pressure on net interest margin as cost of funds increase Pace of interest rate increases will improve margin later in 2018    Regulatory/Legislative Issues  Possible regulatory relief delayed Reduction of corporate tax rate will improve earnings    6

Balance Sheet Overview $600,000 $500,000 $400,000 $300,000 $200,000 $100,000 $-Capital Loans Deposits Assets 7 2013 2014 2015 2016 2017 Mar-18 $ 38,347 $ 38,448 $ 39,524 $ 42,364 $ 45,834 $ 46,428 295,068 318,477 330,782 359,391 374,239 388,935 342,951 341,784 370,388 370,439 372,314 386,508 410,175 412,814 432,181 455,422 465,382 487,005

Deposit Portfolio Composition >$250K Time $10,129 2% Transaction Accounts $37,642 10% <$250K Time $138,766 36% MMDA & Savings $200,979 52% 8 Source: Call Report data as of March 31, 2018.

Loan Portfolio Composition Agriculture & Farmland Commercial & Industrial $39,070 10% $48,288 12% Consumer, HE & Other $22,175 6% Construction & Land Dev (except 1-4 family) $21,446 6% Multifamily $27,812 7% 1-4 family RE $91,209 23% Commercial RE $139,505 36% 9 Source: Call Report data as of March 31, 2018.

Non-Performing Loans/Loans 1.60% 1.40% 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% CFB Peers 10 Source: Uniform Bank Performance Reports Dec. 2013Dec. 2014Dec. 2015Dec. 2016Dec. 2017Mar-18 0.40%0.37%0.16%0.01%0.36%0.54% 1.47%1.06%0.87%0.80%0.66%0.67%

Net Income (In Thousands) 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0 Ma rch June September December Yea r 2013 2014 2015 2016 2017 2018 11 March June September December Year 116 788 233 702 691 733 930 888 783 899 774 1,153 905 1,074 1,135 1,103 907 1,108 1,122 952 1,084 1,839 3,242 3,609 4,217 4,089 1,084

Diluted Earnings Per Share $1.80 $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2013 2014 2015 2016 2017 2018 12 March June September December Year $0.05 $0.30 $0.02 $0.25 0.27 0.29 0.38 0.35 0.29 0.35 0.31 0.45 0.36 0.42 0.45 0.43 0.36 0.43 0.44 0.37 0.43 $0.62 $1.29 $1.40 $1.66 $1.60 0.43

Tangible Book Value/ Share Price $30.00 $25.00 $20.00 $15.00 $10.00 $5.00 $-TBV Share Price Price % tanglible book 13 Source SNL Financial. *Market statistics March 31, 2017 to March 31, 2018 Dec. 2013 Dec. 2014 Dec. 2015 Dec. 2016 Dec. 2017 Mar-18 $ 11.51 $ 13.39 $ 13.97 $ 15.40 $ 16.47 $ 16.64 9.80 11.90 13.74 18.00 24.00 25.41 85% 89% 98% 117% 146% 153% CZFC + 40.8%* SNL US Bank < $500M + 16.02%* S&P 500 + 11.77%*

Strategic Considerations Converted223 shares of cumulative preferred shares for 507,325 common shares, redeemed 6 shares as of June 30, 2017  Provided $7.1 million in additional common equity  Increased common shares outstanding to approximately  2,526,000; dilution already calculated in earnings per share Converted to quarterly common dividend  $0.20 paid 2017  $0.13 paid YTD 2018  Board involvement with investment banking firm  Continuing focus on maximizing shareholder value  14

Appendix

Non-GAAP Capital Measures March 31, 2018 December 31, 2017 December 31, 2016 Total shareholders’ equity (a) $46,428 $45,834 $42,364 Less: Preferred stock - - (7,261) Common equity (b) 46,428 45,834 35,103 Goodwill (4,097) (4,097) (4,097) Intangible assets (106) (124) (194) Tangible common equity (c) 42,225 41,613 30,812 Add: Preferred stock - - 7,261 Tangible equity (d) $42,225 $41,613 $38,073 Total assets (e) $487,005 $465382 $455,422 Less: Goodwill (4,097) (4,097) (4,097) Intangible assets (106) (124) (194) Tangible assets (f) $482,802 $461,161 $451,131 Shares outstanding (in thousands) (g) 2,538 2,526 2,001 Book value per common share (b/g) $18.29 $18.14 $17.54 Tangible book value per common share (c/g) $16.64 $16.47 $15.40 Total shareholders’ equity to total assets ratio (a/e) 9.53% 9.85% 9.30% Tangible equity ratio (d/f) 8.75% 9.02% 8.44% Tangible common equity ratio (c/f) 8.75% 9.02% 6.83%